Quarterly Holdings Report
for
Fidelity Freedom® Index 2010 Fund
June 30, 2025
FRX-X10-NPRT1-0825
1.906836.115
Bond Funds - 66.9%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (a)	11,914,798	119,267,127
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a)	1,691,100	13,038,377
Fidelity Series Bond Index Fund (a)	32,962,663	298,312,098
Fidelity Series International Developed Markets Bond Index Fund (a)	4,153,850	36,221,571
Fidelity Series Long-Term Treasury Bond Index Fund (a)	4,299,057	23,128,929
TOTAL BOND FUNDS (Cost $536,338,103)		489,968,102

Domestic Equity Funds - 14.8%
	Shares	Value ($)
Fidelity Series Total Market Index Fund (a) (Cost $51,074,898)	5,374,764	108,731,473

International Equity Funds - 9.9%
	Shares	Value ($)
Fidelity Series Global ex U.S. Index Fund (a) (Cost $43,057,626)	4,317,556	72,707,648

Short-Term Funds - 8.4%
	Shares	Value ($)
Fidelity Series Treasury Bill Index Fund (a) (Cost $62,039,100)	6,215,005	61,777,155

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $692,509,727)	733,184,378
NET OTHER ASSETS (LIABILITIES) - 0.0%	(44,566)
NET ASSETS - 100.0%	733,139,812

Legend

(a)	Affiliated Fund

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	114,615,356	8,499,906	4,546,997	426,969	10,434	688,428	119,267,127	11,914,798
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	13,221,782	430,247	541,046	51,204	(110,590)	37,984	13,038,377	1,691,100
Fidelity Series Bond Index Fund	289,549,049	18,951,256	10,872,835	2,829,480	(50,891)	735,519	298,312,098	32,962,663
Fidelity Series Global ex U.S. Index Fund	72,137,006	2,035,383	9,686,432	-	2,452,198	5,769,493	72,707,648	4,317,556
Fidelity Series International Developed Markets Bond Index Fund	35,265,683	1,949,064	1,445,473	173,546	(11,526)	463,823	36,221,571	4,153,850
Fidelity Series Long-Term Treasury Bond Index Fund	22,689,036	1,905,851	908,820	213,295	(20,495)	(536,643)	23,128,929	4,299,057
Fidelity Series Total Market Index Fund	108,650,244	4,338,858	15,600,800	308,811	633,581	10,709,590	108,731,473	5,374,764
Fidelity Series Treasury Bill Index Fund	59,669,780	4,513,197	2,346,254	632,299	(398)	(59,170)	61,777,155	6,215,005
	715,797,936	42,623,762	45,948,657	4,635,604	2,902,313	17,809,024	733,184,378

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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